                                                                    Exhibit 10.3

                                                                   (Lebanon Co.)
OPEN-END MORTGAGE
AND SECURITY AGREEMENT                                          [OBJECT OMITTED]
(THIS MORTGAGE SECURES FUTURE ADVANCES)

     THIS OPEN-END MORTGAGE AND SECURITY  AGREEMENT (this "MORTGAGE") is made as
October 1, 2004,  by QUIGLEY  MANUFACTURING  INC., a Delaware  corporation  (the
"Mortgagor"), with an address at 621 N. Shady Retreat Road, Doylestown, PA 18901 in favor of PNC BANK, NATIONAL ASSOCIATION (the "MORTGAGEE"), with an address at
1600 Market Street, Philadelphia, PA 19103.

     WHEREAS,  the  Mortgagor is the owner of a certain  tract or parcel of land described in Exhibit A attached hereto and made a part hereof, together with the improvements now or hereafter erected thereon; and

     WHEREAS,  the  Mortgagor  is  providing a guaranty  of a  borrowing  by The
Quigley  Corporation  (the  "BORROWER")  from the  Mortgagee in an amount not to exceed Three Million Dollars ($3,000,000) (the "LOAN"),  which Loan is evidenced by one or more promissory notes in favor of the Mortgagee (the "NOTE");

     NOW, THEREFORE,  for the purpose of securing the payment and performance of the following obligations (collectively called the "OBLIGATIONS"):

     (A) The Loan, the Note and all other loans, advances,  debts,  liabilities, obligations,  covenants  and duties owing by the Mortgagor or by the Borrower to the Mortgagee or to any other direct or indirect subsidiary of The PNC Financial
Services Group,  Inc., of any kind or nature,  present or future  (including any interest accruing thereon after maturity, or after the filing of any petition in bankruptcy,  or the  commencement  of any  insolvency,  reorganization  or  like proceeding relating to the Mortgagor,  whether or not a claim for post-filing or post-petition  interest  is  allowed  in such  proceeding),  whether  direct  or indirect (including those acquired by assignment or participation),  absolute or contingent,  joint or several,  due or to become due,  now existing or hereafter arising, whether or not (i) evidenced by any note, guaranty or other instrument,
(ii) arising under any agreement,  instrument or document, (iii) for the payment of money, (iv) arising by reason of an extension of credit,  opening of a letter of  credit,  loan,  equipment  lease or  guarantee,  (v) under any  interest  or currency  swap,  future,  option or other  interest  rate  protection or similar agreement, (vi) under or by reason of any foreign currency transaction, forward, option or other similar  transaction  providing for the purchase of one currency in exchange for the sale of another  currency,  or in any other manner, or (vii)
arising out of  overdrafts  on deposit or other  accounts  or out of  electronic funds transfers  (whether by wire transfer or through automated  clearing houses or  otherwise) or out of the return unpaid of, or other failure of the Mortgagee to receive  final  payment for, any check,  item,  instrument,  payment order or other deposit or credit to a deposit or other account, or out of the Mortgagee's non-receipt  of or inability to collect  funds or otherwise not being made whole in connection with depository or other similar arrangements; and any amendments, extensions,  renewals and increases of or to any of the foregoing, and all costs and  expenses  of the  Mortgagee  incurred  in the  documentation,  negotiation, modification,  enforcement,  collection and otherwise in connection  with any of the foregoing, including reasonable attorneys' fees and expenses.

     (B) Any sums advanced by the  Mortgagee or which may  otherwise  become due pursuant to the provisions of the Note or this Mortgage or pursuant to any other document or  instrument  at any time  delivered to the  Mortgagee to evidence or secure  any  of  the  Obligations  or  which  otherwise  relate  to  any  of the
Obligations  (as the same may be amended,  supplemented or replaced from time to time, the "LOAN DOCUMENTS").

The Mortgagor,  for good and valuable consideration,  receipt of which is hereby acknowledged, and intending to be legally bound hereby, does hereby give, grant, bargain, sell, convey, assign, transfer, mortgage, hypothecate, pledge, set over and confirm unto the Mortgagee  and does agree that the  Mortgagee  shall have a security  interest in the  following  described  property,  all  accessions  and additions  thereto,  all  substitutions  therefor and  replacements and proceeds thereof, and all reversions and remainders of such property now owned or held or hereafter acquired (the "PROPERTY"), to wit:

          (a) All of the Mortgagor's estate in the premises described in Exhibit
A, together with all of the  easements,  rights of way,  privileges,  liberties, hereditaments,  gores, streets, alleys,  passages,  ways, waters,  watercourses, rights and  appurtenances  thereunto  belonging or appertaining,  and all of the
Mortgagor's estate, right, title, interest,  claim and demand therein and in the public  streets  and ways  adjacent  thereto,  either in law or in  equity  (the
"LAND");

          (b) All the buildings,  structures and  improvements of every kind and description now or hereafter  erected or placed on the Land, and all facilities,
fixtures,  machinery,  apparatus,  appliances,   installations,   machinery  and
equipment,  including  all  building  materials  to be  incorporated  into  such buildings and all electrical,  heating,  air conditioning and plumbing equipment necessary for the  operation of such  buildings,  now or hereafter  attached to, located in or used in  connection  with  those  buildings,  structures  or other improvements (the "IMPROVEMENTS");

          (c) All rents, issues and profits arising or issuing from the Land and the Improvements  (the "RENTS")  including the Rents arising or issuing from all leases,  licenses,  subleases  or any other use or  occupancy  agreement  now or hereafter  entered into  covering  all or any part of the Land and  Improvements
(the  "LEASES"),  all of which  Leases  and Rents  are  hereby  assigned  to the
Mortgagee by the  Mortgagor.  The foregoing  assignment  shall include all fees, charges,  accounts or other payments for the use or occupancy of rooms and other public facilities in hotels,  motels, or other lodging properties,  and all cash or securities  deposited under Leases to secure  performance of lessees of their obligations thereunder, whether such cash or securities are to be held until the expiration of the terms of such leases or applied to one or more installments of rent coming due prior to the expiration of such terms. The foregoing  assignment extends to Rents  arising both before and after the  commencement  by or against the Mortgagor of any case or proceeding  under any Federal or State  bankruptcy, insolvency  or similar  law, and is intended as an absolute  assignment  and not merely the granting of a security interest. The Mortgagor, however, shall have a license to collect retain and use the Rents so long as no Event of Default shall have occurred and be continuing or shall exist.  The Mortgagor  will execute and deliver to the Mortgagee, on demand, such additional assignments and instruments as the Mortgagee may require to  implement,  confirm,  maintain and continue the assignment of Rents hereunder; and

          (d) All proceeds of the conversion,  voluntary or involuntary,  of any of the foregoing into cash or liquidated claims.

          To have and to hold the same unto the  Mortgagee,  its  successors and assigns, forever.

          Provided,  however,  that if the Mortgagor  shall pay to the Mortgagee the  Obligations,  and if the Mortgagor shall keep and perform each of its other covenants,  conditions  and  agreements  set forth  herein and in the other Loan
Documents, then, upon the termination of all obligations, duties and commitments

                                      -2-

of the Mortgagor  under the  Obligations  and this Mortgage,  and subject to the provisions of the paragraph  entitled  "Survival;  Successors and Assigns",  the estate hereby granted and conveyed shall become null and void.

          This Mortgage is an "Open-End  Mortgage" as set forth in 42 Pa. C.S.A.
ss.8143 and secures obligations up to a maximum principal amount of indebtedness outstanding  at any time  equal to double  the face  amount  of the  Note,  plus accrued and unpaid  interest,  including  advances  for the payment of taxes and municipal assessments,  maintenance charges,  insurance premiums, costs incurred for the  protection  of the  Property  or the  lien of this  Mortgage,  expenses incurred  by the  Mortgagee  by  reason  of a default  or Event of  Default  (as hereinafter  defined) by the Mortgagor  under this Mortgage and advances for the construction, alteration or renovation on the Property or for any other purpose, together with all other sums due hereunder or secured hereby.  All notices to be given to the Mortgagee  pursuant to 42 Pa. C.S.A.  ss.8143 shall be given as set forth in Section 18.

          1.  REPRESENTATIONS  AND  WARRANTIES.  The  Mortgagor  represents  and warrants to the Mortgagee that (i) the Mortgagor has good and  marketable  title to an estate in fee simple  absolute  in the Land and  Improvements  and has all right,  title and  interest  in all other  property  constituting  a part of the
Property,  in each case free and clear of all liens and encumbrances,  except as may  otherwise  be set forth on an Exhibit B hereto  and (ii) its name,  type of organization,  jurisdiction of organization  and chief executive office are true and complete as set forth in the heading of this  Mortgage.  This  Mortgage is a valid and enforceable first lien on the Property (except as set forth on Exhibit
B) and the Mortgagee shall, subject to the Mortgagor's right of possession prior to an Event of Default,  quietly enjoy and possess the  Property.  The Mortgagor shall preserve such title as it warrants herein and the validity and priority of the lien hereof and shall  forever  warrant and defend the same to the Mortgagee against the claims of all persons.

     2.  AFFIRMATIVE  COVENANTS.  Until all of the  Obligations  shall have been fully paid, satisfied and discharged the Mortgagor shall:

          (a) PAYMENT AND  PERFORMANCE OF  OBLIGATIONS.  Pay or cause to be paid and perform all Obligations when due as provided in the Loan Documents.

          (b)  LEGAL  REQUIREMENTS.  Promptly  comply  with and  conform  to all present and future laws, statutes, codes, ordinances, orders and regulations and all  covenants,  restrictions  and  conditions  which may be  applicable  to the
Mortgagor or to any of the Property (the "LEGAL REQUIREMENTS").

          (c)  IMPOSITIONS.  Before  interest or  penalties  are due thereon and otherwise when due, the Mortgagor  shall pay all taxes of every kind and nature, all charges for any easement or agreement  maintained  for the benefit of any of the Property,  all general and special assessments (including any condominium or planned unit development assessments,  if any), levies, permits,  inspection and license fees,  all water and sewer rents and charges,  and all other charges and liens,  whether of a like or different nature,  imposed upon or assessed against the  Mortgagor or any of the Property  (the  "IMPOSITIONS").  Within thirty (30)
days after the payment of any  Imposition,  the  Mortgagor  shall deliver to the
Mortgagee  written  evidence  acceptable to the  Mortgagee of such payment.  The
Mortgagor's  obligations to pay the  Impositions  shall survive the  Mortgagee's
taking  title  to  (and  possession  of)  the  Property   through   foreclosure,
deed-in-lieu or otherwise, as well as the termination of the Mortgage including, without limitation, by merger into a deed.

          (d)  MAINTENANCE  OF  SECURITY.  Use,  and permit  others to use,  the
Property  only for its present use or such other uses as permitted by applicable
Legal Requirements and approved in writing by the Mortgagee. The Mortgagor shall

                                      -3-

keep the Property in good  condition and order and in a rentable and  tenantable state of repair and will make or cause to be made,  as and when  necessary,  all repairs, renewals, and replacements,  structural and nonstructural, exterior and
interior,  foreseen  and  unforeseen,  ordinary  and  extraordinary,   provided,
however,  that no structural  repairs,  renewals or  replacements  shall be made without the Mortgagee's  prior written consent.  The Mortgagor shall not remove, demolish or alter the Property nor commit or suffer waste with respect  thereto, nor permit the Property to become deserted or abandoned. The Mortgagor covenants and agrees not to take or permit any action with respect to the  Property  which will in any  manner  impair  the  security  of this  Mortgage  or the use of the
Property as set forth in the Loan Documents.

     3. LEASES.  The Mortgagor  shall not (a) execute an assignment or pledge of the Rents or the  Leases  other than in favor of the  Mortgagee;  (b) accept any prepayment  of an  installment  of any  Rents  prior  to the  due  date  of such installment;  or (c) enter  into or amend any of the terms of any of the  Leases without the Mortgagee's prior written consent. Any or all leases or subleases of all or any  part  of the  Property  shall  be  subject  in all  respects  to the
Mortgagee's prior written consent, shall be subordinated to this Mortgage and to the Mortgagee's  rights and, together with any and all rents,  issues or profits relating thereto, shall be assigned at the time of execution to the Mortgagee as additional collateral security for the Obligations,  all in such form, substance and detail as is satisfactory to the Mortgagee in its sole discretion.

     4. DUE ON SALE CLAUSE.  The Mortgagor  shall not sell,  convey or otherwise transfer any interest in the Property  (whether  voluntarily  or by operation of law),  or  agree  to do so,  without  the  Mortgagee's  prior  written  consent, including (a) any sale, conveyance,  encumbrance,  assignment, or other transfer of  (including  installment  land sale  contracts),  or the grant of a  security interest  in, all or any part of the legal or equitable  title to the  Property, except as otherwise permitted hereunder;  (b) any lease of all or any portion of the Property; or (c) any sale,  conveyance,  encumbrance,  assignment,  or other transfer  of, or the grant of a security  interest in, any share of stock of the
Mortgagor,  if a corporation or any partnership interest in the Mortgagor,  if a partnership,  or any membership interest,  if a limited liability entity, except in favor of the  Mortgagee.  Any  default  under  this  Section  shall  cause an immediate acceleration of the Obligations without any demand by the Mortgagee.

     5. INSURANCE.  The Mortgagor shall keep the Property  continuously insured, in an amount not less than the cost to  replace  the  Property  or an amount not less than eighty  percent  (80%) of the full  insurable  value of the  Property, whichever  is  greater,  covering  such risks and in such  amounts and with such deductibles  as are  satisfactory  to the Mortgagee  and its counsel  including, without  limitation,  insurance  against loss or damage by fire,  with  extended coverage  and  against  other  hazards  as the  Mortgagee  may from time to time require. With respect to any property under construction or reconstruction,  the
Mortgagor  shall maintain  builder's risk  insurance.  The Mortgagor  shall also maintain  comprehensive general public liability insurance,  in an amount of not less than One  Million  Dollars  ($1,000,000)  per  occurrence  and Two  Million
Dollars ($2,000,000) general aggregate per location,  which includes contractual liability  insurance  for the  Mortgagor's  obligations  under the  Leases,  and worker's compensation insurance. All property and builder's risk insurance shall include  protection  for  continuation  of income  for a period  of twelve  (12)
months,  in the event of any damage caused by the perils referred to above.  All policies,  including  policies for any amounts carried in excess of the required minimum and policies not specifically  required by the Mortgagee,  shall be with an insurance  company or companies  satisfactory  to the Mortgagee,  shall be in form satisfactory to the Mortgagee,  shall meet all coinsurance  requirements of the Mortgagee,  shall be maintained in full force and effect,  shall be assigned to the Mortgagee,  with premiums prepaid,  as collateral security for payment of the Obligations,  shall be endorsed with a standard mortgagee clause in favor of the  Mortgagee  and  shall  provide  for at least  thirty  (30)  days  notice of cancellation  to the Mortgagee.  Such insurance shall also name the Mortgagee as an additional  insured under the  comprehensive  general public liability policy and the Mortgagor  shall also deliver to the Mortgagee a copy of the replacement cost coverage endorsement.  If the Property is located in an area which has been

                                      -4-

identified by any governmental agency,  authority or body as a flood hazard area or the like, then the Mortgagor shall maintain a flood insurance policy covering the  Property in an amount not less than the  original  principal  amount of the
Loan or the maximum  limit of  coverage  available  under the  federal  program, whichever amount is less.

     6. RIGHTS OF  MORTGAGEE TO INSURANCE  PROCEEDS.  In the event of loss,  the
Mortgagee shall have the exclusive  right to adjust,  collect and compromise all insurance claims, and the Mortgagor shall not adjust,  collect or compromise any claims under said policies without the Mortgagee's  prior written consent.  Each insurer is hereby  authorized  and directed to make payment under said policies, including return of unearned  premiums,  directly to the Mortgagee instead of to the  Mortgagor  and the  Mortgagee  jointly,  and  the  Mortgagor  appoints  the
Mortgagee as the Mortgagor's attorney-in-fact to endorse any draft therefor. All insurance proceeds may, at the Mortgagee's sole option, be applied to all or any part of the Obligations and in any order  (notwithstanding that such Obligations may not then  otherwise be due and payable) or to the repair and  restoration of any of the Property under such terms and conditions as the Mortgagee may impose.

     7.  INSTALLMENTS  FOR  INSURANCE,   TAXES  AND  OTHER  CHARGES.   Upon  the
Mortgagee's request, the Mortgagor shall pay to the Mortgagee monthly, an amount equal to one-twelfth  (1/12) of the annual  premiums for the insurance  policies referred to hereinabove  and the annual  Impositions and any other item which at any time may be or become a lien upon the Property (the "ESCROW  CHARGES").  The amounts so paid  shall be used in  payment  of the Escrow  Charges so long as no
Event of Default shall have occurred.  No amount so paid to the Mortgagee  shall be  deemed to be trust  funds,  nor  shall  any sums  paid  bear  interest.  The
Mortgagee shall have no obligation to pay any insurance premium or Imposition if at any time the funds being held by the Mortgagee for such premium or Imposition are insufficient to make such payments. If, at any time, the funds being held by the Mortgagee for any insurance  premium or Imposition are exhausted,  or if the
Mortgagee  determines,  in  its  sole  discretion,   that  such  funds  will  be
insufficient  to pay in full any insurance  premium or Imposition  when due, the
Mortgagor shall promptly pay to the Mortgagee,  upon demand, an amount which the
Mortgagee  shall  estimate as  sufficient  to make up the  deficiency.  Upon the occurrence of an Event of Default,  the Mortgagee  shall have the right,  at its election, to apply any amount so held against the Obligations due and payable in such order as the Mortgagee may deem fit, and the Mortgagor hereby grants to the
Mortgagee a lien upon and security interest in such amounts for such purpose.

     8. CONDEMNATION. The Mortgagor, immediately upon obtaining knowledge of the institution of any proceedings for the  condemnation or taking by eminent domain of any of the  Property,  shall  notify the  Mortgagee  of the  pendency of such proceedings.  The  Mortgagee may  participate  in any such  proceedings  and the
Mortgagor  shall  deliver to the Mortgagee  all  instruments  requested by it to permit such  participation.  Any award or compensation for property taken or for damage to property not taken, whether as a result of such proceedings or in lieu thereof,  is hereby assigned to and shall be received and collected  directly by the  Mortgagee,  and  any  award  or  compensation  shall  be  applied,  at  the
Mortgagee's   option,   to  any  part  of  the  Obligations  and  in  any  order
(notwithstanding  that any of such  Obligations may not then be due and payable)
or to the repair and  restoration  of any of the  Property  under such terms and conditions as the Mortgagee may impose.

     9.  ENVIRONMENTAL  MATTERS.  (a) For  purposes of this  Section 9, the term
"ENVIRONMENTAL LAWS" shall mean all federal,  state and local laws,  regulations and orders,  whether now or in the future  enacted or issued,  pertaining to the protection of land,  water,  air, health,  safety or the  environment.  The term
"REGULATED  SUBSTANCES"  shall mean all  substances  regulated by  Environmental
Laws,  or which are known or considered to be harmful to the health or safety of persons,  or the presence of which may require  investigation,  notification  or remediation under the Environmental  Laws. The term  "CONTAMINATION"  shall mean

                                      -5-

the discharge, release, emission, disposal or escape of any Regulated Substances into the environment.

          (b) The Mortgagor represents and warrants (i) that no Contamination is present at, on or under the Property and that no  Contamination  is being or has been emitted onto any surrounding  property;  (ii) all operations and activities on the  Property  have  been and are  being  conducted  in  accordance  with all
Environmental  Laws,  and the  Mortgagor  has all permits and licenses  required under the Environmental  Laws; (iii) no underground or aboveground storage tanks are or have  been  located  on or  under  the  Property;  and  (iv) no  legal or administrative proceeding is pending or threatened relating to any environmental condition,  operation or activity on the  Property,  or any violation or alleged violation of Environmental  Laws. These  representations and warranties shall be true as of the date hereof, and shall be deemed to be continuing representations and warranties  which must remain true,  correct and accurate  during the entire duration of the term of this Mortgage.

          (c) The Mortgagor shall ensure, at its sole cost and expense, that the
Property and the conduct of all  operations  and  activities  thereon comply and continue to comply with all  Environmental  Laws. The Mortgagor shall notify the
Mortgagee  promptly  and in  reasonable  detail in the event that the  Mortgagor becomes  aware of any  violation  of any  Environmental  Laws,  the  presence or release of any Contamination  with respect to the Property,  or any governmental or third party claims relating to the environmental condition of the Property or the conduct of operations or activities  thereon.  The Mortgagor also agrees not to permit or allow  the  presence  of  Regulated  Substances  on any part of the
Property,  except  for  those  Regulated  Substances  (i)  which are used in the ordinary course of the Mortgagor's business,  but only to the extent they are in all cases used in a manner which complies with all Environmental  Laws; and (ii)
those Regulated  Substances which are naturally  occurring on the Property.  The
Mortgagor agrees not to cause, allow or permit the presence of any Contamination on the Property.

          (d) The  Mortgagee  shall not be liable for, and the  Mortgagor  shall indemnify,  defend  and hold  the  Mortgagee  and the  Indemnified  Parties  (as hereinafter defined) and all of their respective successors and assigns harmless from and  against  all  losses,  costs,  liabilities,  damages,  fines,  claims, penalties  and  expenses  (including  reasonable  attorneys',  consultants'  and contractors' fees, costs incurred in the  investigation,  defense and settlement of claims,  as well as costs  incurred  in  connection  with the  investigation, remediation or monitoring of any Regulated Substances or Contamination) that the
Mortgagee or any Indemnified  Party may suffer or incur  (including as holder of the  Mortgage,  as  mortgagee in  possession  or as successor in interest to the
Mortgagor as owner of the Property by virtue of a foreclosure or acceptance of a deed in lieu of  foreclosure)  as a  result  of or in  connection  with  (i) any
Environmental  Laws  (including  the assertion that any lien existing or arising pursuant  to  any  Environmental  Laws  takes  priority  over  the  lien  of the
Mortgage);  (ii)  the  breach  of  any  representation,  warranty,  covenant  or undertaking  by the  Mortgagor  in this  Section 9; (iii) the presence on or the migration of any Contamination or Regulated  Substances on, under or through the
Property;  or (iv) any  litigation  or claim by the  government  or by any third party in  connection  with the  environmental  condition  of the Property or the presence or migration of any Regulated Substances or Contamination on, under, to or from the Property.

          (e) Upon the  Mortgagee's  request,  the  Mortgagor  shall execute and deliver an Environmental  Indemnity Agreement satisfactory in form and substance to the  Mortgagee,  to  more  fully  reflect  the  Mortgagor's  representations, warranties, covenants and indemnities with respect to the Environmental Laws.

     10. INSPECTION OF PROPERTY. The Mortgagee shall have the right to enter the
Property  at any  reasonable  hour for the  purpose  of  inspecting  the  order, condition and repair of the buildings and improvements  erected thereon, as well as the conduct of operations and  activities on the Property.  The Mortgagee may

                                      -6-

enter the Property (and cause the Mortgagee's employees,  agents and consultants to enter the Property),  upon prior written notice to the Mortgagor,  to conduct any and all  environmental  testing  deemed  appropriate by the Mortgagee in its sole  discretion.  The  environmental  testing shall be accomplished by whatever means the Mortgagee may deem  appropriate,  including the taking of soil samples and the  installation  of  ground  water  monitoring  wells or  other  intrusive environmental  tests.  The  Mortgagor  shall  provide  the  Mortgagee  (and  the
Mortgagee's  employees,  agents and consultants)  reasonable rights of access to the  Property as well as such  information  about the  Property  and the past or present  conduct of operations  and  activities  thereon as the Mortgagee  shall reasonably request.

     11. EVENTS OF DEFAULT.  The  occurrence of any one or more of the following events  shall  constitute  an "EVENT  OF  DEFAULT"  hereunder:  (a) any Event of
Default (as defined in any of the Obligations); (b) any default under any of the
Obligations  that does not have a defined  set of  "Events of  Default"  and the lapse of any notice or cure period provided in such  Obligations with respect to such default; (c) demand by the Mortgagee under any of the Obligations that have a demand feature;  (d) the Mortgagor's failure to perform any of its obligations under this Mortgage or under any Environmental  Indemnity Agreement executed and delivered  pursuant to Section 9(e); (e) falsity,  inaccuracy or material breach by the Mortgagor of any written  warranty,  representation  or statement made or furnished to the  Mortgagee by or on behalf of the  Mortgagor;  (f) an uninsured material loss,  theft,  damage,  or  destruction to any of the Property,  or the entry of any judgment against the Mortgagor or any lien against or the making of any levy,  seizure or  attachment  of or on the  Property;  (g) the  Mortgagee's failure to have a mortgage lien on the Property with the priority required under
Section 1; (h) any  indication or evidence  received by the  Mortgagee  that the
Mortgagor may have  directly or indirectly  been engaged in any type of activity which,  in the  Mortgagee's  discretion,  might result in the  forfeiture of any property of the Mortgagor to any governmental entity,  federal,  state or local;
(i) foreclosure  proceedings are instituted  against the Property upon any other lien or claim,  whether  alleged  to be  superior  or junior to the lien of this
Mortgage;  (j) the failure by the Mortgagor to pay any  Impositions  as required under  Section  2(c),  or to  maintain  in full force and  effect any  insurance required under Section 5; or (k) the Mortgagor or any other obligor or guarantor of any of the Obligations, shall at any time deliver or cause to be delivered to the Mortgagee a notice  pursuant to 42 Pa.  C.S.A.  ss.8143 (or any successor or similar law, rule or regulation)  electing to limit the indebtedness  secured by this Mortgage.

     12. RIGHTS AND REMEDIES OF MORTGAGEE.  If an Event of Default  occurs,  the
Mortgagee may, at its option and without demand, notice or delay, do one or more of the following:

          (a) The Mortgagee may declare the entire unpaid  principal  balance of the  Obligations,  together  with all  interest  thereon,  to be due and payable immediately.

          (b) The Mortgagee may (i) institute and maintain an action of mortgage foreclosure  against the Property and the  interests of the  Mortgagor  therein,
(ii)  institute  and  maintain  an  action  on any  instruments  evidencing  the
Obligations or any portion  thereof,  and (iii) take such other action at law or in equity for the enforcement of any of the Loan Documents as the law may allow, and in each such action the Mortgagee shall be entitled to all costs of suit and attorneys fees.

          (c) The  Mortgagee  may,  in its sole  and  absolute  discretion:  (i)
collect any or all of the Rents,  including any Rents past due and unpaid,  (ii)
perform any  obligation or exercise any right or remedy of the  Mortgagor  under any Lease, or (iii) enforce any obligation of any tenant of any of the Property.
The Mortgagee may exercise any right under this subsection  (c),  whether or not the Mortgagee  shall have entered into  possession  of any of the Property,  and nothing  herein  contained  shall be construed as  constituting  the Mortgagee a
"mortgagee  in  possession",  unless the  Mortgagee  shall have entered into and shall continue to be in actual possession of the Property.  The Mortgagor hereby authorizes  and directs each and every  present and future  tenant of any of the
Property  to pay all Rents  directly to the  Mortgagee  and to perform all other

                                      -7-

obligations of that tenant for the direct  benefit of the  Mortgagee,  as if the
Mortgagee were the landlord under the Lease with that tenant,  immediately  upon receipt  of a demand by the  Mortgagee  to make such  payment  or  perform  such obligations.  The Mortgagor hereby waives any right,  claim or demand it may now or hereafter  have against any such tenant by reason of such payment of Rents or performance of obligations to the Mortgagee, and any such payment or performance to the  Mortgagee  shall  discharge the  obligations  of the tenant to make such payment or performance to the Mortgagor.

          (d) The  Mortgagee  shall  have  the  right,  in  connection  with the exercise of its remedies  hereunder,  to the  appointment  of a receiver to take possession  and control of the Property or to collect the Rents,  without notice and without regard to the adequacy of the Property to secure the Obligations.  A receiver  while in  possession  of the  Property  shall  have the  right to make repairs and to make improvements necessary or advisable in its or his opinion to preserve the Property,  or to make and keep them rentable to the best advantage, and the Mortgagee may advance moneys to a receiver for such purposes. Any moneys so expended or advanced by the Mortgagee or by a receiver  shall be added to and become a part of the Obligations secured by this Mortgage.

     13. APPLICATION OF PROCEEDS.  The Mortgagee shall apply the proceeds of any foreclosure  sale of, or other  disposition  or  realization  upon,  or Rents or profits  from,  the  Property  to  satisfy  the  Obligations  in such  order  of application as the Mortgagee shall determine in its exclusive discretion.

     14.  CONFESSION OF JUDGMENT IN EJECTMENT.  At any time after the occurrence of an Event of  Default,  without  further  notice,  regardless  of whether  the
Mortgagee  has asserted any other right or exercised any other remedy under this
Mortgage or any of the other Loan Documents, it shall be lawful for any attorney of any court of record as  attorney  for the  Mortgagor  to confess  judgment in ejectment against the Mortgagor and all persons claiming under the Mortgagor for the recovery by the  Mortgagee of possession of all or any part of the Property, for which this  Mortgage  shall be sufficient  warrant.  If for any reason after such  action  shall  have  commenced  the  same  shall be  discontinued  and the possession of the Property shall remain in or be restored to the Mortgagor,  the
Mortgagee shall have the right upon any subsequent  default or defaults to bring one or more  amicable  action or  actions as  hereinbefore  set forth to recover possession of all or any part of the Property.

     15.  MORTGAGEE'S  RIGHT  TO  PROTECT  SECURITY.  The  Mortgagee  is  hereby authorized to do any one or more of the  following,  irrespective  of whether an
Event of Default has occurred: (a) appear in and defend any action or proceeding purporting  to affect the security  hereof or the  Mortgagee's  rights or powers hereunder;  (b) purchase such insurance policies covering the Property as it may elect if the  Mortgagor  fails  to  maintain  the  insurance  coverage  required hereunder;  and (c) take such  action as the  Mortgagee  may  determine  to pay, perform or comply with any Impositions or Legal Requirements, to cure any Events of Default and to protect its security in the Property.

     16. APPOINTMENT OF MORTGAGEE AS ATTORNEY-IN-FACT.  The Mortgagee, or any of
its officers, is hereby irrevocably appointed attorney-in-fact for the Mortgagor
(without  requiring any of them to act as such),  such appointment being coupled with an interest, to do any or all of the following: (a) collect the Rents after the occurrence of an Event of Default;  (b) settle for,  collect and receive any awards  payable under Section 8 from the  authorities  making the same;  and (c)
execute,  deliver and file, at Mortgagor's sole cost and expense such financing, continuation or amendment  statements and other instruments as the Mortgagee may require in order to perfect,  protect and maintain its security  interest  under the UCC on any portion of the Property.

     17. CERTAIN  WAIVERS.  The Mortgagor hereby waives and releases all benefit that  might  accrue to the  Mortgagor  by virtue of any  present  or future  law exempting  the  Property,  or any  part of the  proceeds  arising  from any sale

                                      -8-

thereof, from attachment,  levy or sale on execution,  or providing for any stay of execution,  exemption  from civil process or extension of time for payment or any rights of  marshalling  in the event of any sale  hereunder of the Property, and, unless specifically required herein, all notices of the Mortgagor's default or of the Mortgagee's  election to exercise,  or the Mortgagee's actual exercise of any option under this Mortgage or any other Loan Document.

     18. NOTICES. All notices, demands, requests,  consents, approvals and other communications  required or permitted  hereunder  ("NOTICES") must be in writing and will be effective upon receipt.  Notices may be given in any manner to which the parties may separately agree,  including  electronic mail.  Without limiting the foregoing,  first-class mail, facsimile  transmission and commercial courier service  are  hereby  agreed  to  as  acceptable  methods  for  giving  Notices.
Regardless  of the manner in which  provided,  Notices  may be sent to a party's address as set forth above or to such other address as any party may give to the other for such purpose in accordance with this section.

     19. FURTHER ACTS. By its signature hereon, the Mortgagor hereby irrevocably authorizes  the  Mortgagee  to  execute  (on behalf of the  Mortgagor)  and file
against  the  Mortgagor  one  or  more  financing,   continuation  or  amendment
statements  pursuant to the UCC in form  satisfactory to the Mortgagee,  and the
Mortgagor   will  pay  the  cost  of  preparing  and  filing  the  same  in  all jurisdictions in which such filing is deemed by the Mortgagee to be necessary or desirable in order to perfect,  preserve and protect its security interests.  If required  by  the  Mortgagee,  the  Mortgagor  will  execute  all  documentation necessary  for the  Mortgagee to obtain and maintain  perfection of its security interests in the Property. The Mortgagor will, at the cost of the Mortgagor, and without expense to the Mortgagee,  do, execute,  acknowledge and deliver all and every such further acts, deeds, conveyances,  mortgages, assignments, notices of assignment,  transfers and assurances as the Mortgagee shall, from time to time,
require  for  the  better  assuring,  conveying,   assigning,   transferring  or
confirming unto the Mortgagee the property and rights hereby mortgaged, or which
Mortgagor  may be or may  hereafter  become  bound to  convey  or  assign to the
Mortgagee,  or for carrying out the intent of or facilitating the performance of the  terms  of this  Mortgage  or for  filing,  registering  or  recording  this
Mortgage. The Mortgagor grants to the Mortgagee an irrevocable power of attorney coupled with an interest for the purpose of exercising  and  perfecting  any and all  rights  and  remedies  available  to the  Mortgagee  under the  Note,  this
Mortgage,  the other Loan  Documents,  at law or in equity,  including,  without limitation, the rights and remedies described in this paragraph.

     20.  CHANGES  IN THE LAWS  REGARDING  TAXATION.  If any law is  enacted  or adopted or amended after the date of this Mortgage which deducts the Obligations from the value of the  Property  for the purpose of taxation or which  imposes a tax, either directly or indirectly, on the Mortgagor or the Mortgagee's interest in the Property,  the  Mortgagor  will pay such tax, with interest and penalties thereon,  if any. If the  Mortgagee  determines  that the payment of such tax or interest  and  penalties  by the  Mortgagor  would be unlawful or taxable to the
Mortgagee or unenforceable or provide the basis for a defense of usury, then the
Mortgagee shall have the option,  by written notice of not less than ninety (90)
days, to declare the entire Obligations immediately due and payable.

     21.  DOCUMENTARY  STAMPS. If at any time the United States of America,  any
State  thereof or any  subdivision  of any such State shall  require  revenue or other stamps to be affixed to the Note or this Mortgage, or impose any other tax or charge on the same,  the Mortgagor  will pay for the same,  with interest and penalties thereon, if any.

     22. PRESERVATION OF RIGHTS. No delay or omission on the Mortgagee's part to exercise  any right or power  arising  hereunder  will  impair any such right or power or be  considered  a  waiver  of any such  right  or  power,  nor will the
Mortgagee's  action or inaction impair any such right or power.  The Mortgagee's

                                      -9-

rights and remedies  hereunder  are  cumulative  and not  exclusive of any other rights or remedies which the Mortgagee may have under other  agreements,  at law or in equity.

     23.  ILLEGALITY.  If any  provision  contained in this  Mortgage  should be invalid,  illegal or unenforceable in any respect, it shall not affect or impair the validity,  legality and  enforceability of the remaining  provisions of this
Mortgage.

     24. CHANGES IN WRITING. No modification, amendment or waiver of, or consent to any departure by the Mortgagor  from,  any provision of this Mortgage will be effective unless made in a writing signed by the Mortgagee, and then such waiver or consent shall be effective only in the specific  instance and for the purpose for which  given.  No notice to or demand  on the  Mortgagor  will  entitle  the
Mortgagor to any other or further notice or demand in the same, similar or other circumstance.

     25.  ENTIRE   AGREEMENT.   This  Mortgage   (including  the  documents  and
instruments  referred to herein) constitutes the entire agreement and supersedes all other prior agreements and  understandings,  both written and oral,  between the parties with respect to the subject matter hereof.

     26.  SURVIVAL;  SUCCESSORS AND ASSIGNS.  This Mortgage will be binding upon and inure to the benefit of the Mortgagor and the Mortgagee and their respective heirs, executors,  administrators,  successors and assigns;  PROVIDED,  HOWEVER, that the  Mortgagor may not assign this Mortgage in whole or in part without the
Mortgagee's  prior written consent and the Mortgagee at any time may assign this
Mortgage  in  whole or in part;  and  PROVIDED,  FURTHER,  that the  rights  and benefits under the Paragraphs entitled "Environmental  Matters",  "Inspection of
Property"  and  "Indemnity"  shall also inure to the  benefit of any  persons or entities who acquire  title or  ownership  of the  Property  from or through the
Mortgagee or through action of the Mortgagee (including a foreclosure, sheriff's
or  judicial  sale).  The  provisions  of  Paragraphs  entitled   "Environmental
Matters",   "Inspection   of  Property"  and   "Indemnity"   shall  survive  the
termination,  satisfaction or release of this Mortgage,  the foreclosure of this
Mortgage or the delivery of a deed in lieu of foreclosure.

     27.  INTERPRETATION.  In  this  Mortgage,  unless  the  Mortgagee  and  the
Mortgagor  otherwise agree in writing,  the singular includes the plural and the plural the  singular;  words  importing  any gender  include the other  genders;
references to statutes are to be construed as including all statutory provisions consolidating,  amending or  replacing  the statute  referred  to; the word "or"
shall be deemed to  include  "and/or",  the words  "including",  "includes"  and
"include"  shall be deemed to be  followed  by the words  "without  limitation";
references to articles,  sections (or  subdivisions of sections) or exhibits are to those of this Mortgage;  and  references to agreements and other  contractual instruments  shall be deemed to  include  all  subsequent  amendments  and other modifications  to such  instruments,  but only to the extent such amendments and other  modifications  are not prohibited by the terms of this Mortgage.  Section headings in this  Mortgage are included for  convenience  of reference  only and shall not  constitute  a part of this  Mortgage for any other  purpose.  If this
Mortgage is executed by more than one party as  Mortgagor,  the  obligations  of such persons or entities will be joint and several.

     28.  INDEMNITY.  The Mortgagor  agrees to indemnify  each of the Mortgagee, each legal  entity,  if any, who  controls,  is controlled by or is under common control with the Mortgagee  and each of their  respective  directors,  officers, employees and agents (the "INDEMNIFIED  PARTIES"),  and to hold each Indemnified
Party  harmless  from  and  against,  any  and  all  claims,  damages,   losses,
liabilities and expenses (including all fees and charges of internal or external counsel  with  whom any  Indemnified  Party  may  consult  and all  expenses  of litigation and preparation  therefor) which any Indemnified  Party may incur, or which may be asserted  against any  Indemnified  Party by any person,  entity or governmental  authority (including any person or entity claiming derivatively on behalf of the  Mortgagor),  in connection  with or arising out of or relating to the matters referred to in this Mortgage or in the other Loan Documents, whether

                                      -10-

(a) arising from or incurred in connection with any breach of a  representation, warranty or covenant by the  Mortgagor,  or (b) arising out of or resulting from any suit, action, claim,  proceeding or governmental  investigation,  pending or threatened,  whether based on statute, regulation or order, or tort, or contract or otherwise,  before any court or governmental  authority;  PROVIDED,  HOWEVER, that the foregoing indemnity  agreement shall not apply to any claims,  damages, losses,  liabilities and expenses solely  attributable to an Indemnified Party's gross negligence or willful  misconduct.  The indemnity  agreement  contained in this Section  shall survive the  termination  of this  Mortgage,  payment of any
Obligations  and  assignment  of  any  rights   hereunder.   The  Mortgagor  may
participate at its expense in the defense of any such action or claim.

     29. GOVERNING LAW AND JURISDICTION. This Mortgage has been delivered to and accepted by the  Mortgagee  and will be deemed to be made in the State where the
Mortgagee's office indicated above is located. THIS MORTGAGE WILL BE INTERPRETED
AND THE RIGHTS AND  LIABILITIES OF THE PARTIES  HERETO  DETERMINED IN ACCORDANCE
WITH THE LAWS OF THE  COMMONWEALTH  OF  PENNSYLVANIA,  EXCLUDING ITS CONFLICT OF
LAWS RULES,  EXCEPT THAT THE LAWS OF THE STATE WHERE THE PROPERTY IS LOCATED (IF
DIFFERENT  FROM THE STATE WHERE SUCH OFFICE OF THE  MORTGAGEE IS LOCATED)  SHALL
GOVERN THE CREATION,  PERFECTION AND FORECLOSURE OF THE LIENS CREATED  HEREUNDER
ON THE  PROPERTY OR ANY  INTEREST  THEREIN.  The  Mortgagor  hereby  irrevocably consents  to the  exclusive  jurisdiction  of any  state  or  federal  court  in
Philadelphia  County,  Pennsylvania  provided  that  nothing  contained  in this
Mortgage  will prevent the  Mortgagee  from  bringing any action,  enforcing any award or judgment or exercising any rights  against the Mortgagor  individually, against any security or against any property of the  Mortgagor  within any other county, state or other foreign or domestic  jurisdiction.  The Mortgagee and the
Mortgagor agree that the venue provided above is the most  convenient  forum for both the Mortgagee  and the  Mortgagor.  The  Mortgagor  waives any objection to venue  and  any  objection  based  on a more  convenient  forum  in  any  action instituted under this Mortgage.

     30.  AUTHORIZATION  TO  OBTAIN  CREDIT  REPORTS.  By  signing  below,  each
Mortgagor who is an individual  provides written  authorization to the Mortgagee or its  designee  (and any assignee or potential  assignee  hereof)  authorizing review of the  Mortgagor's  personal  credit  profile from one or more  national credit bureaus. Such authorization shall extend to obtaining a credit profile in considering  the  Obligations  and/or this  Mortgage  and  subsequently  for the purposes of update, renewal or extension of such credit or additional credit and for reviewing or collecting the resulting account.

     31.  CHANGE IN NAME OR LOCATIONS.  The Mortgagor  hereby agrees that if the location of any of the  Property  changes  from the Land or its chief  executive office,  or if the Mortgagor  changes its name,  its type of  organization,  its state of organization (if Mortgagor is a registered organization), its principal residence  (if  Mortgagor  is an  individual),  its chief  executive  office (if
Mortgagor  is  a  general   partnership  or   non-registered   organization)  or
establishes  a name in which it may do business  that is not the current name of the Mortgagor, the Mortgagor will immediately notify the Mortgagee in writing of the additions or changes.

                                      -11-

     32.  WAIVER OF JURY TRIAL.  THE  MORTGAGOR  IRREVOCABLY  WAIVES ANY AND ALL
RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY ACTION,  PROCEEDING  OR CLAIM OF ANY
NATURE RELATING TO THIS MORTGAGE, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS
MORTGAGE OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH DOCUMENTS. THE MORTGAGOR
ACKNOWLEDGES THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.

THE MORTGAGOR ACKNOWLEDGES THAT IT HAS READ AND UNDERSTOOD ALL THE PROVISIONS OF
THIS  MORTGAGE,  INCLUDING  THE WAIVER OF JURY  TRIAL,  AND HAS BEEN  ADVISED BY
COUNSEL AS NECESSARY OR APPROPRIATE.

WITNESS the due execution  hereof as a document under seal, as of the date first written above, with the intent to be legally bound hereby.

[CORPORATE SEAL]                            QUIGLEY MANUFACTURING INC.

Attest: /s/ Charles A. Phillips             By: /s/ George J. Longo
       ------------------------------          ---------------------------------

Print Name: Charles A. Phillips             Print Name: George J. Longo
           --------------------------                  -------------------------

Title:        VP                            Title:    V.P. - CFO
      -------------------------------             ------------------------------

                                      -12-

                            CERTIFICATE OF RESIDENCE

     The  undersigned  certifies  that the  residence  of the  Mortgagee is 1600
Market Street, Philadelphia, PA 19103.

                                                 /s/  John Siegrist
                                                --------------------------------
                                                On behalf of the Mortgagee

                                      -13-

COMMONWEALTH OF PENNSYLVANIA     )
                                 ) ss:
COUNTY OF BUCKS                  )

     On this,  the 1st day of October,  2004,  before me, a Notary  Public,  the undersigned  officer,  personally  appeared  George J. Longo,  who  acknowledged himself/herself  to be the Vice  President  of  Quigley  Manufacturing  Inc.,  a
Delaware corporation,  and that he/she, in such capacity, being authorized to do so,  executed the foregoing  instrument  for the purposes  therein  contained by signing on behalf of said corporation.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                                Joanne J. Taylor
                                                --------------------------------
                                                Notary Public

My commission expires: March 21, 2005

                                      -14-

                                    EXHIBITS
                                 Lebanon County

A. LEGAL DESCRIPTION (ATTACHED HERETO)

B. PERMITTED ENCUMBRANCES:

Rights or claims by parties in possession  or under the terms of any  unrecorded lease or agreement(s) of sale.

Water and Sewer Rents due for current year, not yet due and payable.

Liability for possible additional  assessment for County Taxes, School Taxes and
Municipal  Taxes;  and/or for new  construction  and/or  major  improvements  to premises, not yet due and payable.

Under and subject to rights of Metropolitan Edison Company acquired as follows:

- Miscellaneous Book Y-2, page 232
- Miscellaneous Book Y-2, page 566
- Miscellaneous Book Z-2, page 183
- Miscellaneous Book 95, page 756

Under and subject to drainage easement as set forth on Plan Book 32, page 159.

Acreage content not insured.

ALL THAT  CERTAIN  lot or piece of  ground,  situate  in the  Township  of North
Lebanon,  County of  Lebanon  and  Commonwealth  of  Pennsylvania,  bounded  and described as follows, to wit:

BEGINNING at a point on the eastern  right-of-way  line of North 15th Avenue (PA
State  Highway  Route  #38017,  (50 foot  wide),  said  point  being  50.0  feet northwardly of the northwestern  corner of land of Pierce W. Boltz; THENCE along said eastern right-of-way line of North 15th Avenue, North 34 degrees 30 minutes
West, a distance of 275.0 feet to a point;  THENCE  along the  southern  side of
Joel Drive (50 foot wide),  the  following  two courses and  distances:  along a curve to the right  having a radius of 25.0 feet,  an arc distance of 39.27 feet and a chord  bearing of North 10 degrees 30 minutes  East,  a distance  of 35.36 feet to a point; THENCE North 55 degrees 30 minutes East, a distance of 1,080.00 feet to a point;  THENCE  along land of MAC (of which this was formerly a part), also being  along the  center  line of a 100.0 foot wide  drainage  and  utility easement, South 34 degrees 30 minutes East, a distance of 565.0 feet to a point;
THENCE along said land of MAC,  also being along the northern  side of a 30 foot wide utility  easement,  South 61 degrees 24 minutes 23 seconds West, a distance of 874.60 feet to a point;  THENCE  along said land of MAC,  the  following  two courses and  distances:  North 34 degrees 31 minutes  West,  a distance of 175.0 feet to a point;  THENCE  South 55 degrees 30 minutes  West, a distance of 235.0 feet to the place of BEGINNING.

CONTAINING 12.0 acres.

BEING Lot No. 4 on Land  Subdivision  Plan for MAC,  dated  December  15,  1983, recorded  January 6, 1984,  in the  Recorder of Deeds  Office,  Lebanon  County,
Pennsylvania, in Plan Book 32, page 159.

                                    EXHIBIT A

                    OPEN-END MORTGAGE AND SECURITY AGREEMENT

                ------------------------------------------------

                           QUIGLEY MANUFACTURING INC.

                                    Mortgagor

                                       AND

                         PNC BANK, NATIONAL ASSOCIATION,

                                    Mortgagee

                ------------------------------------------------

                                   Return to:

                          PNC Bank, National Association
                          1600 Market Street
                          Philadelphia, PA  19103

                          Attention:  John Siegrist